WOA ALL ASSET I

a series of Northern Lights Fund Trust II

Supplement dated April 5, 2012 to

the Prospectus dated March 1, 2012

This Supplement updates and supersedes any contrary information contained in the Prospectus dated March 1, 2012.  The following replaces the first full paragraph on page 5 of the Prospectus under the sub-section titled “Allocation of Fund Assets among Asset and Market Segments”:

Allocation of Fund Assets among Asset and Market Segments.  The Fund Manager allocates assets to four primary asset segments:  equity securities, fixed income securities, real estate, and commodities.  Under normal market conditions, the Fund Manager will not invest more than 40% of the Fund’s assets in the equities, real estate and commodities segments, and no more than 50% of the Fund’s assets in the fixed income segment.

This Supplement, and the Prospectus and Statement of Additional Information both dated March 1, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated March 1, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7935.